EXHIBIT 10.3



                       ALEXANDER & ALEXANDER SERVICES INC.


                              Non-Employee Director
                          Deferred Compensation Program



1.      Purpose.

                This Non-Employee Director Deferred Compensation Program (the "Plan") is intended to attract and retain the services of experienced and knowledgeable directors of Alexander & Alexander Services Inc. (the "Company") for the benefit of the Company and its shareholders and to provide additional incentive for such directors to increase shareholder value.

2.      Eligibility.

                Each director of the Company who is not otherwise an employee of the Company or a subsidiary (each, an "Eligible Director") shall be a beneficiary under a grantor trust established by the Company, the assets of which shall be subject to the claims of the Company's creditors in the event of its bankruptcy or insolvency (the "Company Trust"). The interest of an Eligible Director as a beneficiary of the Company Trust shall be subject to the terms and conditions set forth in this Plan and the trust agreement governing the Company Trust (the "Trust Agreement").

3.      Administration.

                The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the independent directors' fees made pursuant to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determinations of the matters referred to in this Paragraph 3 shall be conclusive.

4.      Amount of Annual Fee and Expenses

                Each Eligible Director who serves as a director for an entire calendar year shall have credited to his or her account under the Company Trust an amount equal to the Annual Fee of $40,000 (or such greater or lesser amount as the Board shall determine from time to time by resolution). To the extent that an Eligible Director does not serve as a director for the entire period between two Annual Meetings of Stockholders, the amount credited to his or her account in the Company Trust shall be adjusted to reflect only the period for which such Eligible Director was a director. The Annual Fee is intended to compensate an Eligible Director for attendance at meetings of and other services to the Board and any committees of the Board. In addition to the Annual Fee, Eligible Directors will be reimbursed for reasonable out-of-pocket expenses incurred in the performance of their service in that capacity, in accordance with the Company's policy on expense reimbursements. Notwithstanding anything else contained herein to the contrary, in the event an Eligible Director has an immediate personal tax liability under the Plan, the Eligible Director will receive a cash payment in an amount equal to the tax liability, and the amount of Common Stock to be contributed to the Company Trust in respect of such Eligible Director shall be reduced by a like amount.

5.      Contributions in Respect of the Annual Fee.

                Except as expressly provided below, no portion of the Annual Fee shall be paid directly to an Eligible Director. Instead, the Company shall contribute shares of Common Stock, $1.00 par value per share, to the Company Trust to be credited to the account of the Eligible Director. Such contributions shall generally be made in two semi-annual installments, one determined as of the date of an Annual Meeting of Stockholders and based on the portion of the Annual Fee payable for services as a director since the last contributions pursuant to this Section 5 and the second to be made as of the date which is six months after the date of such Annual Meeting of Stockholders and based on the portion of the Annual Fee payable for services as a director since the date of such Annual Meeting of Stockholders; provided that the contribution to be made as of the Annual Meeting of Stockholders in 1995 shall be determined by multiplying the Annual Fee by a fraction, the numerator of which is the number of days in 1995 occurring on or prior to such Annual Meeting and the denominator of which is 365. Any such contribution to the Company Trust shall be made as soon as practicable following the date as of which the contribution amount is determined.

6.      Conversion of Non-Employee Director Retirement Plan.

                In connection with the termination of the Non-Employee Director Retirement Plan (the "Retirement Plan"), the Company shall make an additional contribution to the Company Trust in respect of certain Eligible Directors, as determined pursuant to this Section 6. For each Eligible Director in office on December 31, 1994, who, as of such date, (i) had completed sufficient service to be entitled to receive the maximum benefit under such Retirement Plan, the Company shall contribute Company Common Stock having a value as of such date equal to the present value of such accrued maximum retirement benefit (the "Present Value") and (ii) had completed 75% of the service required to be fully vested in such Present Value, the Company shall contribute Company Common Stock having a value as of such date equal to two-thirds of the Present Value. No contribution shall be made hereunder for any other Eligible Director by reason of the termination of the Retirement Plan. Notwithstanding the foregoing, in the event an Eligible Director has an immediate personal tax liability under this conversion, the Eligible Director will receive a cash payment in an amount equal to the tax liability and the amount of Common Stock to be contributed to the Company Trust in respect of an Eligible Director shall be reduced by a like amount.

7.      Rights as Stockholders.

                The rights of Eligible Directors with respect to shares of Common Stock contributed by the Company to the Trust, including without limitations the right to vote, dispose of, pledge, assign, transfer, bequeath by will or receive dividends or other distributions upon such shares, shall be determined in accordance with the Trust Agreement and the Plan. Nothing in the Plan shall confer on any individual any right to continue as a director of the Company or interfere in any way with the right of the Company to terminate the Plan participant's service as a director at any time.

8.      Valuation of Common Stock.

                The number of shares of the Common Stock to be credited to an Eligible Director's account in the Company Trust as of each installment contribution under Section 5 shall be determined by dividing the portion of the Annual Fee being satisfied by such installment by the mean of the high and low sales prices of the Common Stock on the New York Stock Exchange on the date on which an installment payment is required to be made (or the next preceding date on which trading occurred if there was no trading on such date). In the event that the Common Stock is no longer traded on the New York Stock Exchange at the date of any installment payment, then the Board shall establish the price of the Common Stock at the fair market value determined under Treasury Regulation Section 20.2031-2.

9.      Stock Subject to the Plan.

                There are reserved for issuance under the Plan 160,000 shares of the authorized and unissued shares of the Common Stock.

10.     Adjustments Upon Changes in Capitalization.

                Notwithstanding any other provision of the Plan, the number and class of shares held pursuant to the Trust Agreement shall be proportionately adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to common shareholders other than cash dividends and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Board. The Board's determination of any adjustment shall be conclusive.

11.     Amendment and Termination.

                Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on the date of the Annual Meeting of Stockholders in 2005. The Plan may be terminated, modified or amended by the stockholders of the Company. The Board of Directors of the Company may also terminate the Plan or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects.

12.     Withholding.

                Unless other arrangements satisfactory to the Board are made to satisfy any such obligation, upon the distribution from the Company Trust to an Eligible Director the Company shall have the right to retain without notice sufficient amounts to cover the amount of any tax required by any government to be withheld or otherwise deducted and paid with respect to such distribution from the Company Trust.

13.     Limitations on Liability.

                Neither the establishment of the Plan nor any modification thereof, nor the creation of any account under the Trust Agreement, nor the payment of any benefits, shall be construed as giving to any participant or other person any legal or equitable right against the Company (or any person connected therewith), except as provided by law or by any Plan provision. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a fiduciary relationship between the Company (or any person connected therewith) and any participant or other person. In no event shall the Company (or any person connected therewith) be liable to any person for the failure of any participant or other person to be entitled to any particular tax consequences with respect to the Plan or any contribution thereto or distribution therefrom.

14.     Construction.

                The Plan is intended to be exempt from ERISA and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan being so exempted. In case any provision of the Plan shall be held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein. For all purposes of the Plan, where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular. Headings of Paragraphs are inserted only for convenience of reference and are not to be considered in the construction of the Plan. Except to the extent preempted by the laws of the United States of America, the laws of the State of Maryland shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions.

15.     Spendthrift Provision.

                No amount payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The foregoing shall not preclude any arrangement for: (i) the withholding of taxes from Plan benefit payments, (ii) the recovery by the Plan of overpayments of benefits previously made to a participant, or (iii) the direct deposit of benefit payments to an account in a banking institution (if not part of an arrangement constituting an assignment or alienation).

                        In the event that any participant's benefits are garnished or attached by order of any court, the Company may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

16.     Effectiveness of the Plan.

                The Plan is effective as of January 1, 1995.

================================================================================

                              TRUST AGREEMENT


                                  between


                    ALEXANDER & ALEXANDER SERVICES INC.


                                    and


                   WACHOVIA BANK OF NORTH CAROLINA, N.A.




             Establishing Alexander & Alexander Services Inc.'s
                       Directors Deferred Stock Trust




                      Effective as of January 1, 1995




================================================================================

                             TABLE OF CONTENTS




                                   ARTICLE I

Creation of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
- -----------------

     Section 1.1.  Establishment of Trust . . . . . . . . . . . . . . .   1
     Section 1.2.  Purpose  . . . . . . . . . . . . . . . . . . . . . .   2
     Section 1.3.  Definition of Change of Control  . . . . . . . . . .   2
     Section 1.4.  Accounts . . . . . . . . . . . . . . . . . . . . . .   4


                                   ARTICLE II

General Duties of the Parties . . . . . . . . . . . . . . . . . . . . .   7
- -----------------------------

     Section 2.1.  General Duties of Company  . . . . . . . . . . . . .   7
     Section 2.2.  General Duties of Trustee  . . . . . . . . . . . . .   9


                                   ARTICLE III

Investment, Administration and
  Disbursement of Trust Fund    . . . . . . . . . . . . . . . . . . . .  10
- ------------------------------

     Section 3.1.  Investment Powers of Trustee . . . . . . . . . . . .  10
     Section 3.2.  Valuation of Trust Fund  . . . . . . . . . . . . . .  12
     Section 3.3.  Administrative Powers of Trustee . . . . . . . . . .  13
     Section 3.4.  Dealings with Trustee  . . . . . . . . . . . . . . .  16
     Section 3.5.  Investment Manager . . . . . . . . . . . . . . . . .  16
     Section 3.6.  Distributions from Trust Fund  . . . . . . . . . . .  20
     Section 3.7.  Insolvency or Bankruptcy . . . . . . . . . . . . . .  23
     Section 3.8.  Forfeitures from Separate Accounts . . . . . . . . .  24


                                   ARTICLE IV

Settlement of Accounts,
Enforcement of Trust and Legal Proceedings  . . . . . . . . . . . . . .  25
- ------------------------------------------

     Section 4.1.  Settlement of Accounts of Trustee and
          Administrative Committee  . . . . . . . . . . . . . . . . . .  25
     Section 4.2.  Determination of Interests in the Trust Fund,
          Enforcement of Trust and Legal Proceedings  . . . . . . . . .  27

                                   ARTICLE V

Taxes, Expenses and Compensation
           of Trustee             . . . . . . . . . . . . . . . . . . .  28
- --------------------------------

     Section 5.1.  Taxes  . . . . . . . . . . . . . . . . . . . . . . .  28
     Section 5.2.  Expenses and Compensation  . . . . . . . . . . . . .  28


                                   ARTICLE VI

For Protection of Trustee . . . . . . . . . . . . . . . . . . . . . . .  29
- -------------------------

     Section 6.1.  Evidence of Action by Company  . . . . . . . . . . .  29
     Section 6.2.  Advice of Counsel  . . . . . . . . . . . . . . . . .  30
     Section 6.3.  Fiduciary Responsibility . . . . . . . . . . . . . .  30
     Section 6.4.  No Duty to Advance Funds or to Administer the
          Arrangements  . . . . . . . . . . . . . . . . . . . . . . . .  31


                                   ARTICLE VII

Resignation and Removal of Trustee  . . . . . . . . . . . . . . . . . .  32
- ----------------------------------

     Section 7.1.  Resignation of Trustee . . . . . . . . . . . . . . .  32
     Section 7.2.  Removal of Trustee . . . . . . . . . . . . . . . . .  33
     Section 7.3.  Appointment of Successor Trustee . . . . . . . . . .  34
     Section 7.4.  Transfer of Fund to Successor  . . . . . . . . . . .  35


                                   ARTICLE VIII

Duration and Termination
 of Trust and Amendment   . . . . . . . . . . . . . . . . . . . . . . .  35
- ------------------------

     Section 8.1.  Duration and Termination . . . . . . . . . . . . . .  35
     Section 8.2.  Distribution upon Termination  . . . . . . . . . . .  36
     Section 8.3.  Amendment  . . . . . . . . . . . . . . . . . . . . .  37


                                   ARTICLE IX

Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
- ---------------

     Section 9.1.  Indemnification  . . . . . . . . . . . . . . . . . .  38


                                   ARTICLE X

Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
- -------------

     Section 10.1.  Governing Law . . . . . . . . . . . . . . . . . . .  39

     Section 10.2.  Company's Liability Not Limited to Trust Assets . .  39
     Section 10.3.  Use of Earmarked Assets . . . . . . . . . . . . . .  40
     Section 10.4.  Rights of Beneficiaries . . . . . . . . . . . . . .  40
     Section 10.5.  Titles and Headings Not to Control  . . . . . . . .  40
     Section 10.6.  Interpretation of the Trust Agreement . . . . . . .  41

          THIS AGREEMENT effective as of January 1, 1995 by and between

Alexander & Alexander Services, Inc., a Maryland corporation ("Grantor"),

and Wachovia Bank of North Carolina, N.A. (the "Trustee").


                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, Grantor desires to establish an irrevocable trust,

subject to the claims of its creditors, designed to qualify as a "grantor trust" for federal income tax purposes, to be known as the Directors'

Deferred Stock Trust (the "Trust"), and the Trustee is willing to serve as trustee thereof;

          NOW, THEREFORE, Grantor hereby establishes a trust with the

Trustee, and the Trustee hereby agrees to accept its appointment as trustee thereof, subject to the following terms and conditions:


                                 ARTICLE I

                             Creation of Trust
                             -----------------

          Section 1.1.  Establishment of Trust.  Grantor hereby establishes
          -----------   ----------------------

with the Trustee and the Trustee hereby accepts an irrevocable trust initially consisting of shares of Grantor's common stock (the "Initial

Contribution"), which have been transferred at the direction of Grantor to the Trustee from a similar trust established by Grantor with the Trustee.

          Section 1.2.  Purpose.  The purpose of the Trust is to assist
          -----------   -------

Grantor in meeting its obligations under the benefit plans or other compensatory arrangements for directors listed on Appendix A hereto.

Notwithstanding the foregoing, Grantor may elect to include under the Trust benefits payable under any other compensatory plan, agreement or arrangement (which, together with the plans and agreements listed on

Appendix A shall hereafter be collectively referred to as the

"Arrangements").

          Section 1.3.  Definition of Change of Control.  For purposes of
          -----------   -------------------------------

this Trust, a "Change of Control" shall be deemed to have occurred if (i)
                                                                       -

any individual, firm, corporation or other entity (other than Grantor, a subsidiary of Grantor or any employee benefit plan maintained by Grantor or any of its subsidiaries) or any group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) becomes,

directly or indirectly, the beneficial owner (as defined in the General

Rules and Regulations of the Securities Exchange Commission with respect to

Sections 13(d) and 13(g) of the 1934 Act) of more than 35% of the then outstanding shares of Grantor's common stock entitled to vote generally in the election of direc-
tors of Grantor; (ii) the stockholders of Grantor approve a definitive
                  --
agreement for (A) the merger or other business consolidation of Grantor
               -
with or into another corporation pursuant to which the stockholders of

Grantor do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (B) the sale,
                                                             -

exchange or other disposition of all or substantially all of the assets of

Grantor; or (iii) during any period of two years or less, individuals who
             ---
at the beginning of such period constituted the Board of Directors of

Grantor cease for any reason to constitute at least a majority thereof,

except that any individual who was first elected as a director (other than as a result of any settlement of a proxy contest or any action taken to avoid a proxy contest) during such period by or upon the recommendation of a majority of the individuals who (x) were members of the Board of Direc-
                                   -
tors of Grantor immediately prior to the commencement of such period and

(y) constituted a majority of the Board of Directors of Grantor at the time
 -
of such election, shall be treated as though he or she was a director at the beginning of such period.  Notwithstanding anything else contained herein to the contrary, no Change in Control shall be deemed to have occurred unless and until
the Trustee has actual knowledge thereof from one of the following sources:

a certified statement that a Change in Control has occurred, signed by an officer of Grantor; a report filed with the Securities and Exchange

Commission; a public statement issued by Grantor; or a periodical of gen-

eral circulation, including but not limited to The New York Times or The
                                               ------------------    ---

Wall Street Journal.
- -------------------

          Section 1.4.  Accounts.  The assets of the Trust shall be
          -----------   --------

maintained in one or more General Accounts (as hereafter defined) and/or one or more Separate Accounts (as hereafter defined) as directed by the

Grantor (prior to a Change in Control) or as determined by the Trustee

(after a Change in Control).  A General Account shall be an account established either to pay benefits of all directors who are parties to or beneficiaries under an Arrangement (each, a "Director") or to pay the benefits of all Directors in a particular Arrangement.  A Separate Account is an account established for the purpose of paying an individual Direc-

tor's benefits (or a particular type of benefit) under any Arrangement.

More than one General Account may be maintained (including two or more

General Accounts established with respect to a single Arrangement), and more than one Separate Account may be maintained for each Director,

including Separate Accounts which reflect different inter-ests under the same Arrangement. The establishment of a General Account or

Separate Account hereunder shall be for accounting and bookkeeping purposes only and shall not require a segregation of any part of the assets of the

Trust, except where segregation is specifically provided under the terms of an Arrangement or this Trust Agreement, or unless otherwise specifically directed by the Grantor prior to a Change in Control.

          Prior to a Change in Control, Grantor may earmark one or more assets of the Trust for the benefit of a Separate Account, and such

Separate Account shall be credited with the earnings or proceeds of any such earmarked assets (the "Earmarked Assets").  Any such Separate Account or the portion in such Separate Account holding Earmarked Assets shall hereafter be called an Earmarked Account.

          As of each valuation date under Section 3.2, any increase or decrease in the net worth of the Trust attributable to investment earnings,

gains, losses and unrealized appreciation or depreciation on assets of the

Trust that are not Earmarked Assets shall be allocated among each General

Account and the portion of each Separate Account that is not an Earmarked

Account, in accordance with the ratio which each such Account bears to all such Accounts.  For purposes of this allocation, an Account shall consist of the balance
of the Account as of the preceding valuation date, as adjusted to reflect distributions and contributions charged or credited to such Account in the interim.  Investment earnings, gains, losses and unrealized appreciation or depreciation of an Earmarked Account shall be allocated to such Earmarked

Account.

          Except as otherwise expressly provided herein, at any time directed by Grantor prior to a Change of Control, Earmarked Assets may be transferred to a General Account or a Separate Account, provided that cash or property having a readily ascertainable fair market value (including,

without limitation, securities traded on an established securities market),

or any combination of such cash and property, is substituted for such assets in an amount at least equal to the fair market value of such assets.

The Trustee shall maintain records for any General Account, Separate

Account, or Earmarked Account established under any Arrangement.  At the time of any contribution to the Trust Grantor shall, in its absolute discretion, direct the Trustee regarding the manner in which such contri-

bution is to be allocated among any General Accounts, any Separate Accounts and any Earmarked Accounts.  If no direction is given with respect to all or any portion of any contribution to the Trust, such contribution shall be allocated to a General Account for the

Arrangement with respect to which the contribution is being made.  Grantor shall have sole discretion to determine the amounts (and the manner in which such amounts are) credited to a Director's Separate Account(s) or

Earmarked Account(s) and may, prior to the occurrence of a Change of

Control, direct the Trustee to reallocate amounts from any General Account to any Separate Account(s) or Earmarked Account(s).

          After a Change in Control has occurred, amounts held under a

General Account may be reallocated to a Separate Account or Earmarked

Account only if (i) such allocation is required under the terms of an
                 -
Arrangement, or (ii) the assets in a General Account for a particular
                 --
Arrangement exceed all liabilities for benefits under such Arrangement (in which case, the Trustee, in its discretion, may reallocate such excess assets to one or more other General Accounts or Separate Accounts).



                                 ARTICLE II

                       General Duties of the Parties
                       -----------------------------

          Section 2.1.  General Duties of Company.  Grantor shall provide
          -----------   -------------------------
the Trustee with a certified copy of each Arrangement and with copies of all amendments thereto promptly upon their adoption or execution and shall from time to time certify to the Trustee the names and specimen signatures of the persons appointed to act on behalf of Grantor in connection with the Trust.  Grantor shall, upon request of the Trustee,

furnish the Trustee with such reasonable information as is necessary or appropriate for the Trustee to carry out its responsibilities under this

Agreement, and the Trustee shall be entitled to rely on the information received from Grantor.  Grantor shall be responsible for administration of the Arrangements, and shall furnish the Trustee with such information as the Trustee shall reasonably request to carry out the intent and purposes of the Trust, and the Trustee shall be entitled to rely on the information received from Grantor prior to a Change of Control.

          In addition to the Initial Contribution, Grantor shall make such other contributions as shall from time to time be authorized by due corporate action.  Any such payments made by Grantor may be in cash, by letter of credit or, prior to the date as of which a Change of Control occurs, in such property (including, without limitation, securities issued by Grantor) as Grantor may determine.  Grantor shall keep accurate books and records with respect to the interest of each Director in any

Arrangement and shall provide copies of such books and records to the

Trustee at any time as the Trustee shall request.

          Section 2.2.  General Duties of Trustee.  The Trustee shall hold
          -----------   -------------------------

all payments and property received by it hereunder, together with the income and gains therefrom and additions thereto (the "Trust Fund").

Unless otherwise directed by Grantor or an investment manager appointed pursuant to Section 3.5 (an "Investment Manager") prior to the date as of which a Change of Control occurs, the Trustee shall invest any cash at its discretion in any marketable short and medium term fixed income securities,

United States Treasury Bills, other short and medium term government obli-

gations, commercial paper or money market instruments ("Short-Term

Investments"), or may maintain cash balances consistent with the liquidity needs of the Trust as determined by the Trustee.  The Trustee shall manage,

invest and reinvest the Trust Fund, collect the income thereon, and make distributions therefrom, all as hereinafter provided.  The Trustee shall be responsible only for the property actually received by it hereunder and not for any amount which Grantor is required to contribute to the Trust Fund hereunder.  The Trustee shall have no duty or authority to compute any amount to be contributed to the Trust Fund, to review the computation of amounts contributed or to bring any action or proceeding to enforce the collection of any contribution required to be made to the Trust Fund. The rights, duties and obligations of the Trustee hereunder shall be solely as set forth herein, without regard to the terms of any of the Arrangements or any other document which is not part of this Agreement.



                                ARTICLE III

                       Investment, Administration and
                         Disbursement of Trust Fund
                       ------------------------------

          Section 3.1.  Investment Powers of Trustee.  Subject to the
          -----------   ----------------------------
provisions of Sections 3.5, 3.6 and 8.2 hereof, the Trustee shall have,

with respect to the Trust Fund, the power:

          (a)  To invest and reinvest the Trust Fund as a single fund or,

     to the extent specified in Appendix B or as otherwise directed by

     Grantor prior to the date as of which a Change of Control occurs, in one or more Earmarked Accounts with respect to any Arrangement or any class of Arrangements or any Director or class of Directors.  Except as otherwise directed by (i) Grantor in writing prior to the
                               -
     occurrence of a Change of Control or (ii) an Investment Manager, the
                                           --
     Trustee shall invest the Trust Fund, without distinction between principal and income, in Short-Term Investments; provided, that, the

     Trustee shall hold any securities of Grantor or other property contri-

     buted to
     the Trust until otherwise directed (i) by Grantor prior to the date as
                                         -
     of which a Change of Control occurs, (ii) by an Investment Manager or
                                           --
     (iii) otherwise in accordance with the terms of this Agreement;
      ---
          (b)  To participate in any plan of reorganization, consolidation,

     merger, combination, liquidation or other similar plan or oppose any such plan or any action thereunder, or any contract, mortgage, pur-

     chase, sale or other action by any person or corporation;

          (c)  To deposit any property with any protective, reorganization or similar committee, to delegate discretionary power to any such committee and to pay and agree to pay part of the expenses and compen-

     sation of any such committee and any assessments levied with respect to any property so deposited;

          (d)  To exercise all conversion and subscription rights

     pertaining to any property;

          (e)  To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and to exercise with respect thereto any or all of the powers set forth in this Agreement;

          (f)  To manage, operate, repair, improve, develop, preserve,

     mortgage or lease for any period any real property or any royalties,

     interest or rights held by it directly or through any corporation,

     either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and

     to make provision for amortization of the investment in or depreciation of the value of such property;

          (g)  To borrow against the cash surrender value of any insurance contract for the purpose of paying the premiums on such contract; and

          (h)  Generally to do all acts, whether or not expressly

     authorized, not inconsistent with the terms of this Agreement which the Trustee may deem necessary or desirable for the investment of the

     Trust Fund.

          Section 3.2.  Valuation of Trust Fund.  As soon as practicable
          -----------   -----------------------

after the last bank business day of each calendar quarter and as of such other dates as may be specified by Grantor or as determined by the Trustee,

the Trustee shall report in writing to Grantor (and to any Director to whom

Grantor shall direct the Trustee in writing to report) the assets held in the Trust Fund (including the value of
each Separate and/or Earmarked Account, if any, maintained hereunder) as of such day and shall determine and include in such report the fair market value as of such day of each such asset.  In determining such fair market values, the Trustee shall use such market quotations and other information as are available to it and as may in its discretion be appropriate.  The report of any such valuation shall not constitute a representation by the

Trustee that the amounts reported as fair market values would actually be realized upon the liquidation of the Trust Fund.  The Trustee shall not be accountable to Grantor or to any other person on the basis of any such valuation, but its accountability shall be in accordance with the pro-

visions of Article VI hereof.

          Section 3.3.  Administrative Powers of Trustee.  Subject to the
          -----------   --------------------------------

provisions of Section 3.5 hereof, the Trustee shall have the power in its discretion:

          (a)  To exercise all voting rights with respect to the shares of stock held in the Trust Fund and to grant proxies, discretionary or otherwise, provided that a Director shall direct the Trustee as to the
                -------------
     vote of any Company securities entitled to vote which are held in a

     Separate and/or Earmarked Account for his or her benefit;

          (b)  To cause any shares of stock to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

          (c)  To collect and receive any and all money and other property due to the Trust Fund and to give full discharge therefor;

          (d)  To settle, compromise, or submit to arbitration any claims,

     debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings whenever, in its judgment, any interest of the Trust requires it; and to represent the Trust in all suits or legal proceedings in any court of law or equity or before any other body or tribunal, insofar as such suits or proceedings relate to any property forming part of the Trust Fund or to the administration of the Trust Fund; and

          (e)  To hold uninvested for not more than three business days,

     without liability for interest thereon, any moneys received by it until the same shall be invested or disbursed;

          (f)  To determine how all receipts and disbursements shall be credited, charged or apportioned as
     between income and principal, and the decision of the Trustee shall be final and not subject to question by any beneficiary of the Trust;

          (g)  To hold property of the Trust in its own name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of the Trust in accordance with the provisions of this

     Agreement.  The Trustee's books and records shall at all times show that such property is part of the Trust and the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to securities registered in the name of the nominee or nominees;

          (h)  To employ in the management of the Trust suitable agents,

     without liability, subject to subparagraph (g) above, for any loss occasioned by any such agents selected by the Trustee with the care,

     skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

          (i)  To make, execute and deliver, as Trustee, any deeds,

     conveyances, leases, mortgages, contracts, waivers or other instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Agreement; and

          (j)  Generally to do all acts, whether or not expressly

     authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

          Section 3.4.  Dealings with Trustee.  Persons dealing with the
          -----------   ---------------------
Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the

Trustee's authority as to any transaction.

          Section 3.5.  Investment Manager.  Prior to the date as of which
          -----------   ------------------
a Change of Control occurs, Grantor, and after such date the Trustee, may appoint one or more investment managers ("Investment Managers") within the meaning of Section 3(37) of the Employee Retirement Income Security Act of

1974, as amended ("ERISA") to direct the Trustee as to the investment of all or a portion of the Trust Fund for the exclusive benefit of the beneficiaries of the Trust Fund, in accordance with the standards set forth in Section 404(a) of ERISA, provided that, an Investment Manager may only
                            -------------
be appointed with respect to assets held in an Earmarked

Account only with the consent of the Director for whom such Earmarked

Account is established.

          Grantor shall notify the Trustee of the appointment of any

Investment Manager (other than the Trustee) under this Section 3.5 by delivering to the Trustee an executed copy of an instrument under which such Investment Manager was appointed to act as such hereunder and setting forth the investment powers of such Investment Manager and a written instrument executed by such Investment Manager in which it acknowledges that it has agreed to act as such.  Notwithstanding anything herein contained to the contrary, during the term of such appointment, the

Investment Manager or Investment Managers so appointed shall have the sole responsibility for the investment and reinvestment of the portion of the

Trust Fund for which such Investment Manager or Investment Managers were appointed to act, and shall have full power in its or their discretion to direct the Trustee with respect to the exercise by it of its investment powers, including the voting of shares.  Pending receipt of instructions from any Investment Manager with respect thereto, any cash received by the

Trustee from time to time shall be invested by the Trustee in Short-Term

Investments.

          Grantor (prior to a Change in Control) or the Trustee (after a

Change in Control) may terminate its appointment of an Investment Manager at any time and may thereafter appoint a successor Investment Manager in the same manner as provided above in this Section 3.5, provided that, the
                                                       -------------
appointment of (and the appointment of a successor to) an Investment

Manager with respect to assets held in an Earmarked Account may only be made only with the consent of the Director for whom such Earmarked Account is established in the event Grantor terminates the appointment of an

Investment Manager, Grantor shall notify the Trustee in writing of such termination.  Such successor Investment Manager shall thereafter, until its appointment shall be terminated, be deemed to be an "Investment Manager"

for all purposes of this Agreement.  If there shall be more than one

Investment Manager, the portion of the Trust Fund to be invested by each such Investment Manager shall be held in a Separate Account and the powers and authority of each such Investment Manager shall be divided as set forth in the instruments appointing such Investment Managers.

          So long as an Investment Manager (other than the Trustee or one of its affiliates) is serving as such, the Trustee shall be under no duty or obligation to review the assets comprising any portion of the Trust Fund managed by
the Investment Manager, to make any recommendations with respect to the investment or reinvestment thereof, or to determine whether any direction received from any Investment Manager is proper or within the terms of this

Trust Agreement or to monitor the activities of any Investment Manager.

The Trustee shall have no liability or responsibility to Grantor or any persons claiming any interest in the Trust Fund for acting without question on the direction of, or for failing to act in the absence of any direction from, Grantor or any Investment Manager unless the Trustee participated knowingly in, or knowingly undertook to conceal, an act or omission of

Grantor or of any Investment Manager constituting a breach of its duties hereunder, knowing such act or omission was a breach of such duties,

provided, however, that the Trustee shall not be deemed to have "partici-

pated" in a breach (i) by Grantor or to have "knowledge" of any such breach
                    -
as a result of accepting any property contributed to the Trust in Grantor's discretion or retaining such property as an investment for the Trust Fund at Grantor's direction, and (ii) by Grantor or any Investment Manager for
                             --
the purposes of this undertaking solely as a result of the performance by the Trustee or its officers, employees or agents of any custodial,

reporting, recording, and bookkeeping functions with respect to any assets of the Trust Fund
managed by any Investment Manager or with respect to which the Trustee has received directions from Grantor or solely as a result of settling purchase and sale transactions entered into or directed by any Investment Manager or

Grantor, or to have "knowledge" of any such breach solely as a result of the information received by the Trustee or its officers, employees or agents in the normal course in performing such functions or settling such transactions.  If the Trustee has actual knowledge of a breach committed by any Investment Manager, it shall promptly notify Grantor in writing thereof, and the Trustee, except as required by applicable law, shall thereafter have no responsibility to remedy such breach.

          Section 3.6.  Distributions from Trust Fund.  The Grantor shall
          -----------   -----------------------------

include the following information with respect to each Arrangement on

Appendix C or shall deliver a schedule (a "Payment Schedule") to the

Trustee containing such information: the name, current address, and social security number of each Director, the amount of the benefit currently accrued by each such Director under an Arrangement, and the date on which benefits to each such director are payable (or a description of the event triggering the payment of benefits).  Such Payment Schedule or Appendix shall be updated by Grantor as soon as practical (but not more than 30 days) following the addition, replacement, resignation or removal of a Director.

          Within 20 days following the date on which a Director ceases to be a member of the Board of Directors, the Grantor shall furnish the

Trustee with the name of such Director and shall direct the Trustee as to the date on which the payment of the Director's benefits is scheduled to be made or commence, the form and amount of payment, and the address of the

Director.  If the Grantor does not furnish such directions within such 20-

day period, the Trustee shall distribute the benefit due the Director from his Separate Account (or, if there is no Separate Account for the Director or the amount in the Separate Account does not reflect the total benefit due the Director, from the General Account) in accordance with Appendix C or the latest Payment Schedule delivered to the Trustee; provided, however,

that any shares of Grantor's common stock that are held in a Separate

Account for any Director at such time may not be distributed until the day after the six month anniversary of the date such Director ceases to be a member of the Board of Directors.  The Trustee shall be entitled to rely on the written statement of a Director that all conditions or events required to be satisfied or to have occurred prior to the commencement or payment of benefits have been satisfied
or have occurred and to assume that any condition with respect to the payment of any benefit shall have been satisfied by the intended recipient thereof.  The Trustee shall have no obligation to notify Grantor of its receipt of any written statement from an intended recipient.  The Trustee shall also make distributions in accordance with any order of a court of competent jurisdiction issued in conjunction with a successful challenge by a person having an interest in the Trust Fund made in accordance with the applicable provisions of any Arrangement.

          Notwithstanding any provision of this Agreement other than

Section 3.7, if any Director is determined to be subject to federal income tax on any amount held in the Trust prior to the time of distribution thereof, the entire amount determined to be so taxable shall be distributed by the Trustee to such Director.  An amount shall be determined to be subject to federal income tax upon the earliest of:  (i) the receipt by a
                                                      -
Director of a notice of deficiency from the Internal Revenue Service with respect to an amount held under the Trust which is not contested by the

Director; (ii) the execution of a closing agreement between a Director and
           --
the Internal Revenue Service which provides that an amount held under the

Trust is includible in the Director's gross income; (iii) a final
                                                     ---
determination by the United States Tax

Court or any other Federal Court which holds that an amount held under the

Trust in includible in a Director's gross income; or (iv) the delivery to
                                                      --
the Trustee of an opinion of independent tax counsel, selected by Grantor but acceptable to the affected Director, that it is more likely than not that an amount held under the Trust in includible in such Director's gross income.

          Section 3.7.  Insolvency or Bankruptcy.  The assets of the Trust
          -----------   ------------------------

shall be subject to the claims of Grantor's creditors only in the event that Grantor is a debtor in proceedings under the U.S. Bankruptcy Code

("Bankruptcy") or is unable to pay its debts as they become due

("Insolvency").  The chief executive officer or other person serving as the principal executive officer of Grantor (the "Chief Executive Officer") of

Grantor and the chief financial officer or other person serving as the principal financial officer of Grantor (the "Chief Financial Officer")

shall be obligated to notify the Trustee promptly upon the occurrence of the Insolvency or Bankruptcy of Grantor, and, upon receipt of such notice,

the Trustee shall thereupon immediately suspend all payments hereunder for the duration of such Insolvency or Bankruptcy.  If the Trustee receives written allegations of Grantor's Insolvency, it shall suspend payments hereunder immediately and shall demand that

Grantor's Board of Directors, Chief Executive Officer or the Chief

Financial Officer certify whether Grantor is Insolvent.  The Trustee may accept a certified resolution of the Board of Directors or a certificate of the Chief Executive Officer or the Chief Financial Officer of Grantor

attesting that Grantor is not in a state of Insolvency as determinative of the solvency of Grantor and, if such resolution or certificate is delivered, may recommence making payments hereunder.  Until such a resolution or certificate is delivered, the Trustee shall continue to suspend payments.  While payments from the Trust Fund are suspended under this Section 3.7, whether due to notice from Grantor or pending certifica-

tion of Grantor's solvency, the Trustee shall hold the Trust Fund as set forth in this Agreement, unless and until otherwise specifically directed by a court having jurisdiction over the Trust Fund.

          Section 3.8.  Forfeitures from Separate Accounts.  In the event a
          -----------   ----------------------------------

Director's rights under the terms of any Arrangement are forfeited or such

Director's benefits under the terms of any Arrangement are fully satisfied,

the balance, if any, remaining in any Separate Account established with respect to such Director shall be reallocated to a General Account or such other Separate Account as shall be directed by Grantor prior to a Change of

Control.  After a

Change of Control, or if Grantor fails to give the Trustee directions prior to a Change of Control, such remaining balance shall be allocated to the

General Account having the lowest ratio of assets to liabilities.



                                 ARTICLE IV

                          Settlement of Accounts,

                 Enforcement of Trust and Legal Proceedings
                 ------------------------------------------

          Section 4.1.  Settlement of Accounts of Trustee and
          -----------   -------------------------------------

Administrative Committee.  The Trustee shall keep full accounts of all
- ------------------------

investments, receipts and disbursements and other transactions hereunder.

Its financial statements, books and records with respect to the Trust Fund shall be open to inspection by Grantor or its representatives upon reasonable notice at all reasonable times during business hours of the

Trustee.

          The Trustee shall render to Grantor monthly statements of its receipts and disbursements as Trustee hereunder.  Within 30 days after the close of each year or any termination of the duties of the Trustee, the

Trustee shall prepare, sign and mail in duplicate to Grantor an account of its acts and transactions as Trustee hereunder.  If within ninety (90) days after receipt of the account or any amended account Grantor has not filed with the Trustee notice of any
objection to any act or transaction of the Trustee, the account or amended account shall become an account stated as between the Trustee and Grantor.

If an objection has been filed, and if Grantor is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, Grantor shall in writing filed with the Trustee signify its approval of the account, and it shall become an account stated as between the Trustee and

Grantor.

          When an account becomes an account stated, such account shall be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, Grantor, and all persons having or claiming to have any interest in the Trust Fund or under the Arrangement were parties.

          Following a Change in Control, a Director may request a statement from the Trustee (not more frequently than monthly) as to the amount of the benefit due the Director (as reflected on the books and records of the

Trustee), the amount allocated to any Separate Account for the Director, a description of any asset held in an Earmarked Account for the Director, and the transactions relating to any Earmarked Account.  Notwithstanding anything
herein to the contrary, the delivery of such statement to a Director in accordance with this paragraph shall not give the Director any beneficial interest in any assets of the Trust or obligate the Trustee to provide any accounting to a Director (other than furnishing the statement contemplated herein).  The furnishing of a statement shall not give a Director the right to direct the Trustee to adjust or amend any General Account, Separate

Account, or Earmarked Account.

          The Trustee or Grantor shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee not previously settled as hereinabove provided.  In any such action or proceeding it shall be necessary to join as parties only the

Trustee and Grantor (although the Trustee may also join other parties as it deems appropriate), and any judgment or decree entered therein shall be conclusive.

          Section 4.2.  Determination of Interests in the Trust Fund,
          -----------   --------------------------------- -----------

Enforcement of Trust and Legal Proceedings.  The interests of each person
- ------------------------------------------
in the Trust Fund shall be determined in accordance with the terms of the

Arrangement between each such person and Grantor.  Prior to a Change in

Control the Trustee shall have no duty to question any direction given to the Trustee by Grantor including any direction advising the Trustee as to the interests of any
person under any Arrangement.  Grantor shall have authority to enforce this

Agreement on behalf of all persons claiming any interest in the Trust Fund,

provided that if, a written request is received by the Board of Directors from the beneficiary under an Arrangement to enforce this Agreement and

Grantor declines to enforce this Agreement, the beneficiary who made such request may enforce this Agreement individually or as part of a class, in which case Grantor shall be obligated to reimburse such beneficiary for all expenses incurred in pursuing such action.  Except as otherwise provided in this Section 4.2, in any action or proceeding affecting the Trust Fund the only necessary parties shall be Grantor and the Trustee, and no other person shall be entitled to any notice or process.



                                 ARTICLE V

                      Taxes, Expenses and Compensation
                                 of Trustee
                      --------------------------------

          Section 5.1.  Taxes.  Any taxes on the Trust Fund or the income
          -----------   -----

thereof shall be paid by Grantor.

          Section 5.2.  Expenses and Compensation.  The Trustee shall be
          -----------   -------------------------
paid such compensation for its services as Trustee as shall be agreed on between Grantor and Trustee (the "Fees") and Grantor shall reimburse the

Trustee for its expenses of management and administration of the Trust, including, but not limited to, compensation of counsel, record-keeping expenses, investment management fees, computer time charges, data retrieval and input costs, and charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties.  If Grantor does not fulfill its obligation to pay any such compensation and expenses within 90 days after it receives notice of such obligation, they may be paid from the Trust Fund and shall have priority over any other payments to be made under this

Agreement; provided, however, that the Trustee shall take all reasonable actions to seek reimbursement of such fees and expenses from Grantor unless the remaining assets of the Trust Fund, immediately after payment to the

Trustee, exceed the potential liabilities of Grantor arising under the

Arrangements.



                                 ARTICLE VI

                         For Protection of Trustee
                         -------------------------

          Section 6.1.  Evidence of Action by Company.  Pursuant to Section
          -----------   -----------------------------

2.1 Grantor shall certify to the Trustee the name or names of any persons or persons authorized to act for Grantor.  Until Grantor notifies the

Trustee that any such person is no longer authorized to act for it, the

Trustee may continue to rely on the authority of such person.

          The Trustee may rely upon any certificate, notice or direction purporting to have been signed on behalf of Grantor which the Trustee believes to have been signed by any person or persons authorized to act for

Grantor.

          Communications to the Trustee shall be sent to the Trustee's principal office or to such other address as the Trustee may specify.  No communication shall be binding upon the Trust Fund or the Trustee until it is received by the Trustee.

          Communications to Grantor shall be sent to Grantor's principal office or to such other address as Grantor may specify.

          Section 6.2.  Advice of Counsel.  The Trustee may consult with
          -----------   -----------------

any legal counsel, including, prior to the occurrence of a Change of

Control, counsel to Grantor, with respect to the construction of this

Agreement as it pertains to its duties hereunder, or any act which it pro-

poses to take or omit, and shall not be liable for any action taken or omitted in good faith pursuant to such advice.

          Section 6.3.  Fiduciary Responsibility.  The Trustee shall carry
          -----------   ------------------------

out its duties hereunder solely in the best interests of the Directors and their beneficiaries, and
shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like charac-

ter and with like aims.  The Trustee shall not be liable for any act or failure to act under this Agreement, if any such action were taken or omitted, as the case may be, in good faith or in accordance with the express provisions of this Agreement.

          The Trustee's duties and obligations shall be limited to those expressly imposed upon it by this Agreement, notwithstanding any reference to the Arrangements.

          Grantor at any time may employ as agent (to perform any act, keep any records or accounts, or make any computations required of Grantor by this Agreement or the Arrangement) the corporation serving as Trustee here-

under.  Nothing done by said corporation as such agent shall affect its responsibility or liability as Trustee hereunder.

          Section 6.4.  No Duty to Advance Funds or to Administer the
          -----------   ---------------------------------------------

Arrangements.  The Trustee shall have no obligation to advance its own
- ------------
funds for the purposes of fulfilling its responsibilities under this

Agreement, and its obligation to incur expenses shall at all times be limited to amounts in the Trust available to be applied toward such expenses. The Trustee shall not be responsible in any respect for admini-

stering the Arrangements.



                                ARTICLE VII

                     Resignation and Removal of Trustee
                     ----------------------------------

          Section 7.1.  Resignation of Trustee.  Prior to the date as of
          -----------   ----------------------

which a Change of Control occurs, the Trustee may resign upon 30 days'

written notice to Grantor.  Notwithstanding the preceding sentence, if within thirty (30) days after having received a notice of resignation from the Trustee, Grantor notifies the Trustee in writing that actions have commenced that, if completed, would cause a Change of Control to occur,

such notice of resignation shall be without effect and the Trustee shall continue to serve hereunder (except as provided below).  After the date as of which a Change of Control occurs, the Trustee may resign only under one of the following circumstances:

          (i)  The Trustee is no longer in the business, or has resigned a substantial number of its trust relationships as part of its efforts to remove itself from the business, of acting as trustee (whether directed or discretionary) for employee benefit plans.

         (ii)  The Trustee determines that a conflict of interest exists which would prevent it from properly
     fulfilling its duties under this Agreement.  The Trustee shall use its best efforts to avoid the creation of such a conflict.

        (iii)  The assets of the Trust have been exhausted or are

     insufficient to pay accrued and reasonably anticipated fees and expenses of the Trustee hereunder and the Trustee has been unsuccessful in obtaining a court order or in otherwise requiring

     Grantor to make such payments or has been unable to collect on a judg-

     ment against Grantor.

          Notwithstanding the above, the Trustee may resign for reasons set forth in (i) or (ii) only if it has obtained the agreement of a bank (as
          -      --
defined in the investment Advisers Act of 1940) or other entity, with corporate trust powers under applicable state law, that is not an affiliate of Grantor, and that has assets which exceed liabilities by at least 6%

with at least $1 billion in total assets, to replace it as Trustee under the terms of this Agreement.  In any event, the Trustee shall continue to hold the Trust assets in Trust until the new trustee is in place.

          Section 7.2.  Removal of Trustee.  Grantor, by action of its
          -----------   ------------------

Board of Directors, may remove the Trustee prior to the date as of which a

Change of Control occurs, upon 50 days' valid written notice to the

Trustee, or upon
shorter notice if acceptable to the Trustee.  Grantor may not remove the

Trustee after the date as of which a Change of Control occurs.  In order to constitute valid written notice of removal, the notice shall certify to the

Trustee that a Change of Control has not occurred.

          In the event the Trustee resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Section 4.1 hereof.

          Section 7.3.  Appointment of Successor Trustee.  In no event
          -----------   --------------------------------

shall the resignation or removal of the Trustee terminate this Trust

Agreement.  Upon the resignation or removal of the Trustee prior to a

Change in Control, the Grantor shall have the duty of appointing a successor trustee to carry out the terms of this Agreement.  Any such successor must meet the same standards prescribed for a successor trustee under Section 7.1.  The appointment of a successor to the Trustee shall take effect upon delivery to the Trustee of (a) a duly executed instrument
                                             -
in writing appointing such successor, and (b) an acceptance in writing,
                                           -
executed by such successor, both acknowledged in the same form as this

Agreement.

          All of the provisions set forth herein with respect to the

Trustee shall relate to each successor with the same force and effect as if such successor had been originally named as a Trustee hereunder.

          If a successor is not appointed within 45 days after the Trustee gives notice of its resignation pursuant to Section 7.1, the Trustee may apply to any court of competent jurisdiction for appointment of a successor.

          Section 7.4.  Transfer of Fund to Successor.  Upon the
          -----------   -----------------------------

resignation or removal of the Trustee and appointment of a successor and after the final account of the Trustee has been settled as provided in

Article IV, the Trustee shall transfer and deliver the Trust Fund to such successor.



                                ARTICLE VIII

                          Duration and Termination
                           of Trust and Amendment
                          ------------------------

          Section 8.1.  Duration and Termination.  The Trust shall termi-
          -----------   ------------------------

nate upon the earliest of (a) full payment of all amounts due under the
                           -
Arrangements, (b) the expiration of twenty years and six months after the
               -
death of the last surviving individual who is living and is a Director on the date this Trust is established, (c) any change in law requires it to be
                                     -
amended in a way that could make any part of the Trust Fund taxable to the

Directors, for federal income tax purposes, prior to the date or dates upon which payments were made from the Trust Fund to the Directors.

          Section 8.2.  Distribution upon Termination.  Upon termination of
          -----------   -----------------------------

this Trust, the Trustee shall liquidate the Trust Fund and, after its final account has been settled as provided in Article IV, shall distribute the net balance thereof to the person or persons having an interest therein.

The Trustee shall make such distribution (i) as Grantor shall direct
                                          -
(whether expressly as to any Director or pursuant to a payment schedule delivered to the Trustee by Grantor) prior to the date as of which a Change of Control occurs or (ii) as is expressly provided in Appendix C or
                      --
elsewhere in this Agreement. (In the event that a distribution is to be made from a Separate Account, any such payment directions or payment schedule shall indicate from which Separate Account such distribution is to be made.)  Distributions pursuant to this Section 8.2 shall be made in shares of stock, cash or any other property, or combination thereof as the

Trustee shall determine in its discretion.  Notwithstanding anything herein to the contrary, no assets of the Trust may be returned to the Grantor until all liabilities for benefits to Directors have been satisfied, except that: (i) nothing in this Section 8.2 shall be deemed to limit or otherwise
       -
prevent the payment from the Trust of fees and expenses in accordance with the terms of the Trust; and (ii) the Trust shall, at all times, be subject
                             --
to the
claims of the general creditors of the Grantor, as set forth in Section

3.7.  Any assets of the Trust remaining after the payment of all liabilities to the Directors and all of the Trustee's fees and expenses shall promptly be turned over to Grantor.  Upon making such distributions,

the Trustee shall be relieved from all further liability.  The powers of the Trustee hereunder shall continue so long as any assets of the Trust

Fund remain in its hands.

          Section 8.3.  Amendment.  By a duly executed, written instrument
          -----------   ---------

delivered to the Trustee and acknowledged in the same form as this

Agreement, Grantor shall have the right at any time and from time to time to amend this Agreement in whole or in part, except that (i) the duties and
                                                          -
responsibilities of the Trustee shall not be increased without the

Trustee's written consent, and (ii) no amendment hereto shall be made after
                                --
the time as of which a Change of Control occurs unless consented to in writing by a majority of the Directors.  Any such amendment shall become effective upon (a) delivery to the Trustee of the written instrument of
                -
amendment, together with a certified copy of the resolution of the Board or the committee thereof authorizing such amendment, and (b) endorsement by
                                                       -
the Trustee on such instrument upon receipt thereof, together with any required consent thereto. No such amendment shall adversely affect any benefits accrued under the Arrangements in respect of any Director or the amount of assets of the Trust Fund allocable thereto.



                                 ARTICLE IX

                              Indemnification
                              ---------------

          Section 9.1.  Indemnification.  Grantor hereby agrees to
          -----------   ---------------

indemnify and hold harmless the Trustee from and against any and all losses, claims, damages, liabilities, costs and expenses, including but not limited to, liability for any judgments or settlements consented to in writing by the Trustee, which consents will not be unreasonably withheld,

and reasonable attorneys' fees arising out of or in connection with or as a direct or indirect result of its serving as Trustee of the Trust established under the Trust Agreement (including but not limited to the

Trustee's acts or omissions with respect to (a) the voting of any shares of
                                             -
stock held as part of the assets of the Trust, or (b) establishing or
                                                   -
maintaining investment funds or effecting investments therein in accordance with the terms and provisions of the Trust, or (c) the Trustee's
                                                -
determination of Insolvency or a Change in Control and the Trustee's acts or omissions in accordance with the terms and provisions of the Trust following any determination of Insolvency or Change in

Control), except only those losses, claims, damages, liabilities, costs and expenses arising out of or in connection with or as a direct or indirect result of the Trustee's bad faith, negligence or willful neglect or breach of trust.  The Trustee shall promptly notify Grantor of any claim, action or proceeding for which it may seek indemnity.  Such indemnity is a continuing obligation and shall be binding on Grantor and its successors,

whether by merger or otherwise, and assigns.  In addition, such indemnity shall survive the resignation or removal of the Trustee and/or the liquidation of the Trust.



                                 ARTICLE X

                               Miscellaneous
                               -------------

          Section 10.1.  Governing Law.  This Agreement and the Trust
          ------------   -------------

hereby created shall be construed and regulated by the laws of the State of

North Carolina, except as otherwise provided by federal law.

          Section 10.2.  Company's Liability Not Limited to Trust Assets.
          ------------   -----------------------------------------------

Nothing provided in this Agreement shall relieve Grantor of its liabilities to pay benefits or other amounts due under any Arrangement except to the extent such liabilities are met by application of Trust assets.

          Section 10.3.  Use of Earmarked Assets.  Notwithstanding anything
          ------------   -----------------------

else in this Agreement to the contrary, prior to the time at which a forfeiture thereof occurs under Section 3.8, any Earmarked Assets held in a

Director's Earmarked Account shall be used exclusively to satisfy Grantor's obligation to such Director with respect to the Arrangement or to pay the benefit or benefits for which the Earmarked Account was established.

          Section 10.4.  Rights of Beneficiaries.  Neither the Directors
          ------------   -----------------------

nor any other beneficiary hereunder shall have any right, title or interest in the Trust Fund other than as a general, unsecured creditor of Grantor.

Neither the Director nor any other beneficiary shall be able to alienate,

assign, or otherwise encumber any interest such person has under any

Arrangement and no such interest shall be subject to lien, levy, attachment or other encumbrance.  Nothing in this Agreement shall alter, limit or otherwise restrict Grantor's obligations under any Arrangement, except to the extent that distributions hereunder satisfy such underlying obligations.

          Section 10.5.  Titles and Headings Not to Control.  The titles to
          ------------   ----------------------------------

Articles and headings of Sections in this Agreement are placed herein for convenience of reference
only and in case of any conflict the text of this Agreement, rather than such titles or headings, shall control.

          Section 10.6.  Interpretation of the Trust Agreement.  This Trust
          ------------   -------------------------------------

is intended to be (a) classified as a grantor trust as defined in section
                   -
671 et seq. of the Internal Revenue Code of 1986, as amended and (b)
    -- ---                                                        -
classified as a component of a "plan which is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" under sections 201(2), 301(a)(3), 401(a)(1), and 402(1)(b)(6) of ERISA.  Accord-

ingly, all provisions of this Agreement shall be interpreted in a manner that satisfies the requirements that must be met in order that the Trust be so classified.

          IN WITNESS WHEREOF, ALEXANDER & ALEXANDER SERVICES, INC. and

WACHOVIA BANK OF NORTH CAROLINA, N.A. have caused this Agreement to be executed by their duly authorized officers and their respective seals to be hereunto affixed as of the day and year first above written.

                       ALEXANDER & ALEXANDER SERVICES, INC.


                       By__________________________
                       Title:

Attest:
________________________


                        WACHOVIA BANK OF NORTH CAROLINA, N.A.


                        By_________________________
                         Title:

Attest:
________________________

                                 Appendix A

1. Special compensation arrangement for Dr. Robert E. Boni ("Dr. Boni"), as approved by the Board of Directors of Grantor (the "Boni
     Arrangement").

2.   Directors' Deferred Stock Arrangement (the "Directors Fee
     Arrangement") for members of the Board of Directors of Grantor (individually, a "Director").

                                 Appendix B


1. The shares of Grantor's common stock or other property or cash amounts contributed in respect of the Boni Arrangement shall be held in a Separate Account for the benefit of Dr. Boni, and such Account shall be treated as an Earmarked Account, provided that, any shares of
                                         -------------
     Grantor's common stock contributed to such Separate Account shall be held by the Trustee and not disposed of by the Trustee unless and until directed to do so by an Investment Manager. An Investment Manager may direct the sale of the number of shares determined in accordance with the following schedule, following the dates set forth next to such number of shares:

                                    Number of Shares
            Date                   Available for Sale
            ----                   ------------------

     December 31, 1994                     1/3
     December 31, 1995                     1/3
     December 31, 1996                     1/3

2. The shares of Grantor's common stock or other property or cash amounts contributed in respect of any director under the terms of the Directors Fee Arrangement shall be held in a Separate Account for the benefit of such director, and such Account shall be treated as an Earmarked Account, provided that, any shares of Grantor's common stock
                        -------------
     contributed to such Separate Account shall be held by the Trustee and not disposed of by the Trustee unless and until directed to do so by an Investment Manager. An Investment Manager may direct the sale of the number of shares determined in accordance with the following schedule, following the dates set forth next to such number of shares:

                                    Number of Shares
            Date                   Available for Sale
            ----                   ------------------

     First Anniversary of Date     100% of Shares
     of Contribution of Shares     Contributed

                                 Appendix C

1. The shares of Grantor's common stock held in the Separate Account for Dr. Boni under the Boni Arrangement shall be distributed to him on the day after the six month anniversary of the date he ceases to be a mem-ber of the Board of Directors of Grantor, provided that if, to the
                                               -------------
     extent permitted under Appendix B, an Investment Manager appointed in accordance with the terms of the Trust directs the Trustee to sell any shares of Grantor's common stock held in the Separate Account for Dr. Boni under the Boni Arrangement, the proceeds of any such sale shall be distributed to Dr. Boni in cash as soon as practicable after Dr. Boni ceases to be a member of the Board of Directors of Grantor, except that all or a portion of such proceeds may be distributed to Dr. Boni in cash at such earlier date as may be directed by the Chief Executive Officer of Grantor, in his sole discretion.

2. The shares of Grantor's common stock held in the Separate Account for any Director under the Directors Fee Arrangement shall be distributed to such Director on the day after the six month anniversary of the date he or she ceases to be a Director, provided that if an Investment
                                             -------------
     Manager appointed in accordance with the terms of the Trust directs the Trustees to sell any shares of Grantor's common stock held in the Separate Account for such Director in accordance with the terms of the agreement appointing such Investment Manager, the proceeds of any such sale (as the same shall have been reinvested in accordance with the terms of the Trust) shall be distributed to such Director in cash as soon as practicable after such Director ceases to be a Director, except that all or a portion of such proceeds may be distributed to the eligible Director at such earlier date as may be directed by the Chief Executive Officer of Grantor, in his sole discretion.

STATE OF                   )
                              : s.:
COUNTY OF                  )

          On this      day of __________________________, 19__, before me
came                          , to me known, who, being by me duly sworn,
did depose and say that he resides at
                   ; and that he is                         of ALEXANDER &
ALEXANDER SERVICES, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                              ____________________________
                                      Notary Public




STATE OF                   )
                              : s.:
COUNTY OF                  )

          On this       day of ______________________, 19__, before me came
                         , to me known, who, being by me duly sworn, did
depose and say that he resides at
               ; and that he is                        of
____________________________________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                              ____________________________
                                      Notary Public

STATE OF                   )
                              : s.:
COUNTY OF                  )

          On this       day of ______________________, 19__, before me came
                         , to me known, who, being by me duly sworn, did
depose and say that he resides at
               ; and that he did personally sign his name to the foregoing instrument.



                              ____________________________
                                      Notary Public




                                     2